1st Quarter Earnings Slides May 2, 2013 Exhibit 99.1

This Presentation includes and references “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, expectations regarding refining margins, revenues, cash flows, capital expenditures, turnaround expenses and other financial items. These statements also relate to our business strategy, goals and expectations concerning our market position, future operations, margins and profitability. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar terms and phrases to identify forward-looking statements in this Presentation, which speak only as of the date the statements were made. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. Forward Looking Statements 2

2Q 2013 Guidance 3 Pacific Northwest Mid- Pacific Mid- Continent California Throughput (mbpd) 135 – 145 15 – 25 100 – 110 265 – 275 Manufacturing Cost ($/bbl) $ 4.85 $ 9.00 $ 4.30 $ 6.05 $ in millions, unless noted Corporate/System Refining Depreciation $ 93 Corporate Expense Before Depreciation $ 50 Interest Expense Before Interest Income $ 31

Net Earnings 4 56 387 273 27 93 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 Net Earnings $ in millions 0.39 2.75 1.92 0.19 0.67 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 EPS (Diluted) $ per share $ in millions, except per share amounts 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 Refining $ 191 $ 645 $ 610 $ 106 $ 283 Retail (4) 74 18 44 17 Corporate and Unallocated Costs (53) (38) (122) (69) (108) Interest and Financing Costs (36) (35) (66) (29) (30) Other Income (Expense), Net1 1 (18) (2) (5) - Income Tax Expense (37) (235) (158) (12) (58) Less Net Earnings Attributable to Non-Controlling Interest (6) (6) (7) (8) (11) Net Earnings Attributable to Tesoro Corporation $ 56 $ 387 $ 273 $ 27 $ 93 EPS (Diluted) $ 0.39 $ 2.75 $ 1.92 $ 0.19 $ 0.67 1 Represents net amount of interest income and other income (expense), as reported.

1,639 1,972 297 113 (41) (251) 215 Beginning Cash Adjusted EBITDA Working Capital & Other Interest & Tax, Net Capital Expenditures & Turnaround Financing Ending Cash 1Q 2013 Cash Flow 5 $ in millions 1 Reconciliations of Adjusted EBITDA, a non-GAAP financial measure, to net income and cash flows from operating activities are included in the press release issued on May 1, 2013. 1

Throughput by Refining Region 6 155 130 130 80 100 120 140 160 1Q 2012 1Q 2013 Guidance 1Q 2013 Actual MBPD Pacific Northwest 67 70 67 40 50 60 70 80 1Q 2012 1Q 2013 Guidance 1Q 2013 Actual MBPD Mid-Pacific 118 125 125 80 90 100 110 120 130 1Q 2012 1Q 2013 Guidance 1Q 2013 Actual MBPD Mid-Continent 189 260 257 80 120 160 200 240 280 1Q 2012 1Q 2013 Guidance 1Q 2013 Actual MBPD California

Manufacturing Cost by Refining Region 3.83 4.85 4.73 1.00 2.00 3.00 4.00 5.00 1Q 2012 1Q 2013 Guidance 1Q 2013 Actual $/bbl Pacific Northwest 3.51 3.35 3.02 - 1.00 2.00 3.00 4.00 1Q 2012 1Q 2013 Guidance 1Q 2013 Actual $/bbl Mid-Pacific 3.47 3.45 3.54 - 1.00 2.00 3.00 4.00 1Q 2012 1Q 2013 Guidance 1Q 2013 Actual $/bbl Mid-Continent 7.34 6.25 6.04 0.00 2.00 4.00 6.00 8.00 1Q 2012 1Q 2013 Guidance 1Q 2013 Actual $/bbl California 7